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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

               In connection with the Quarterly Report of CenterPoint Energy Houston Electric, LLC (the "Company") on Form 10-Q for the period ended September 30, 2004 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, I, David M. McClanahan, Manager and Principal Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

               1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

               2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

        /s/ David M. McClanahan
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David M. McClanahan
Manager and Principal Executive Officer
November 9, 2004